Exhibit 10.1

FORM OF AMENDMENT NO.  3
TO THE
INTEGRITY APPLICATIONS, INC.
2010 INCENTIVE COMPENSATION PLAN

WHEREAS, Integrity Applications, Inc., a Delaware corporation (the "Company"), adopted the Integrity Applications, Inc. 2010 Incentive Compensation Plan (the "Plan"), which was approved by the Company's shareholders on July 22, 2010 at the Company's 2010 Annual Meeting of Shareholders;

WHEREAS, capitalized terms used herein and not herein defined shall have the respective meanings ascribed thereto in the Plan;

WHEREAS, on March 17, 2016, the Company entered into an amendment ("Amendment No. 1") to the Plan to, among other things, increase the number of Shares reserved for delivery under the Plan to 1,000,000 Shares; and

WHEREAS, on April 7, 2017, the Company entered into another amendment ("Amendment No. 2") to the Plan to, among other things, increase the number of Shares reserved for delivery under the Plan to 5,625,000 Shares; and

WHEREAS, the Company desires to further amend the Plan to increase the number of Shares reserved for delivery under the Plan to 7,000,000 Shares (as such number of Shares may be adjusted from time to time in accordance with the provisions of the Plan), resulting in 7,000,000 Shares being available for delivery under the Plan, effective February 15, 2018.

NOW THEREFORE, the Plan is hereby amended, effective as of February 15, 2018, as follows:

1.
Section 4(a) of the Plan is hereby amended and restated in its entirety, as follows:

"Limitation on Overall Number of Shares Available for Delivery Under Plan.  Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 7,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares."

2.	Except as amended herein, all other provisions of the Plan remain unchanged and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused the Plan to be amended as set forth herein as of February 15, 2018.

Integrity Applications, Inc. By: /s/ John Graham Name: John Graham Title: Chief Executive Officer